UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

FUTURA PICTURES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-54211

Delaware	56-2495218
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

17337 Ventura Blvd.
Encino, CA 91316	91316
(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (818) 784-0040

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

(b)   Dennis Spiegelman, a member of the Board of Directors of Futura Pictures, Inc. (the "Company"), resigned from the board effective September 23, 2014. Mr. Spiegelman served as a director of the Company since 2003.

      The Board of Directors has made no decision as to when the resulting vacancy on the Board will be filled.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURA PICTURES, INC.
(Registrant)

Dated: September 24, 2014	By:	/s/ Buddy Young
	Name:	Buddy Young
	Title:	President